Supplemental Financial Information First Quarter 2019 investors.ironmountain.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: This release contains certain forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws and is subject to the safe-harbor created by such Act. Forward-looking statements include, but are not, limited to, our financial performance outlook and statements concerning our operations, economic performance, financial condition, goals, beliefs, future growth strategies, investment objectives, plans and current expectations, such as 2019 guidance, and statements about our investments, cost saving initiatives and other goals. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors. When we use words such as "believes," "expects," "anticipates," "estimates" or similar expressions, we are making forward-looking statements. Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) our ability to remain qualified for taxation as a real estate investment trust for U.S. federal income tax purposes; (ii) the adoption of alternative technologies and shifts by our customers to storage of data through non-paper based technologies; (iii) changes in customer preferences on and demand for our storage and information management services; (iv) the cost to comply with current and future laws, regulations and customer demands relating to data security and privacy issues, as well as fire and safety standards; (v) the impact of litigation or disputes that may arise in connection with incidents in which we fail to protect our customers' information or our internal records or IT systems and the impact of such incidents on our reputation and ability to compete; (vi) changes in the price for our storage and information management services relative to the cost of providing such storage and information management services; (vii) changes in the political and economic environments in the countries in which our international subsidiaries operate and changes in the global political climate; (viii) our ability or inability to manage growth, expand internationally, complete acquisitions on satisfactory terms and to close pending acquisitions and to integrate acquired companies efficiently; (ix) changes in the amount of our growth and recurring capital expenditures and our ability to invest according to plan; (x) our ability to comply with our existing debt obligations and restrictions in our debt instruments or to obtain additional financing to meet our working capital needs; (xi) the impact of service interruptions or equipment damage and the cost of power on our data center operations; (xii) changes in the cost of our debt; (xiii) the impact of alternative, more attractive investments on dividends; (xiv) the cost or potential liabilities associated with real estate necessary for our business; (xv) the performance of business partners upon whom we depend for technical assistance or management expertise outside the United States; (xvi) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; and (xvii) other risks described more fully in our filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in our periodic reports or incorporated therein. You should not rely upon forward- looking statements except as statements of our present intentions and of our present expectations, which may or may not occur. Except as required by law, we undertake no obligation to release publicly the result of any revision to these forward- looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Reconciliation of Non-GAAP Measures: Throughout this presentation, Iron Mountain will discuss (1) Adjusted EBITDA, (2) Adjusted Earnings per Share (“Adjusted EPS”), (3) Funds from Operations (“FFO Nareit”), (4) FFO (Normalized) and (5) Adjusted Funds from Operations (“AFFO”). These measures do not conform to accounting principles generally accepted in the United States (“GAAP”). These non- GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be important for investors to consider in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, income (loss) from continuing operations, net income (loss) attributable to Iron Mountain Incorporated or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). The reconciliation of these measures to the appropriate GAAP measure, as required by Regulation G under the Securities Exchange Act of 1934, as amended, and their definitions are included later in this document (see Table of Contents). Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain’s transactions, loss or gain related to the disposition property, plant and equipment (including of real estate) and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful. Investor Relations Contacts: Greer Aviv, 617-535-2887 Anjaneya Singh, 617-535-8577 Senior Vice President, Investor Director, Investor Relations Relations greer.aviv@ironmountain.com anjaneya.singh@ironmountain.com investors.ironmountain.com 2

Table of Contents Section I - Company Profile 4 Section II - Financial Highlights and Guidance Financial and Operating Highlights 5 2019 Guidance Summary 6 Year-over-Year Organic Revenue Growth 7 Section III - Operating Metrics Volume 8 Quarterly Operating Performance 11 Section IV - Balance Sheets, Statements of Operations and Reconciliations Consolidated Balance Sheets 12 Consolidated Statements of Operations 13 Reconciliation of Income from Continuing Operations to Adjusted EBITDA 14 Reconciliation of Reported Earnings per Share to Adjusted Earnings per Share 15 Reconciliation of Net Income Attributable to IRM to FFO and AFFO 16 Reconciliation of Net Income Attributable to IRM to FFO and AFFO (continued) 17 Reconciliation of Cash Flow from Operations to AFFO 18 Section V - Storage and Service Reconciliation Storage and Service Reconciliation 19 Storage Net Operating Income (NOI) and Service Business Detail 20 Section VI - Real Estate Metrics 21 Global Real Estate Portfolio and Lease Obligations Facility Lease Expirations Section VII - Data Center Customer and Portfolio Metrics Data Center Customer Lease Expiration and Leasing Activity Summary 22 Data Center Operating Portfolio and Development Activity 23 Section VIII - Capitalization and Debt Schedule 24 Capitalization Total Borrowings Maturity Schedule Section IX - Capital Expenditures and Acquisitions Capital Expenditures and Investments 25 Business and Customer Acquisitions 26 Section X - Appendix and Definitions 27 All figures except per share, Megawatts (MW) and facility counts in 000s unless noted All figures in reported dollars unless noted Figures may not foot due to rounding All figures as of March 31, 2019 unless noted Unaudited investors.ironmountain.com 3

Section I - Company Profile Facts and Figures $4.2 Billion 225,000+ Annualized Revenue Customer Accounts 26,000+ 1,450+ Employees Facilities Worldwide 89 million+ 696 million+ pieces of media cubic feet of hardcopy records Key Revenue Facts Diversification of Total Revenue and Gross Profit investors.ironmountain.com 4

Section II - Financial Highlights and Guidance Financial Highlights Q1 2019 Q4 2018 Q3 2018 Q2 2018 Q1 2018 Storage Rental Revenue $662,974 $658,894 $656,973 $655,439 $651,149 Service Revenue 390,889 402,595 404,018 405,384 391,309 Total Revenues $1,053,863 $1,061,489 $1,060,991 $1,060,823 $1,042,458 Income (Loss) from Continuing Operations $30,476 $158,831 $78,628 $93,903 $45,614 Adjusted EBITDA $324,506 $359,611 $363,789 $369,454 $343,015 Adjusted EBITDA Margin 30.8% 33.9% 34.3% 34.8% 32.9% Net Income (Loss) Attributable to Iron Mountain Incorporated $29,561 $158,118 $67,148 $93,401 $44,684 Reported EPS - fully Diluted from Continuing Operations $0.10 $0.55 $0.27 $0.33 $0.16 Adjusted EPS $0.17 $0.25 $0.28 $0.30 $0.24 FFO (Normalized) $137,517 $162,029 $168,933 $167,853 $152,081 FFO (Normalized) per Share $0.48 $0.56 $0.59 $0.59 $0.53 AFFO $193,399 $194,104 $228,653 $229,772 $221,503 Dividend per Share $0.61 $0.61 $0.59 $0.59 $0.59 Weighted Average Common Shares Outstanding - Diluted 287,492 287,066 286,982 286,569 285,993 Lease-Adjusted Leverage Ratio 5.8x 5.6x 5.6x 5.6x 5.6x Operating Highlights Q1 2019 Q4 2018 Q3 2018 Q2 2018 Q1 2018 Organic Storage Rental Revenue Growth 2.0% 1.9% 2.3% 1.9% 3.7% Organic Service Revenue Growth 1.8% 6.1% 7.1% 7.6% 1.4% Total Physical Volume - Storage 704,717 698,062 694,917 692,659 691,291 Storage Facility Capacity Utilization 85.0% 84.1% 84.1% 83.9% 84.1% Records Management Retention Rate 93.4% 93.4% 93.6% 93.8% 94.0% Storage Revenue / Sq. Ft $7.55 $7.59 $7.63 $7.69 $7.71 Storage NOI / Sq. Ft $6.01 $6.15 $6.17 $6.25 $6.22 Data Center: Leasable Megawatts 102.8 102.8 102.8 100.2 91.1 Kilowatts Leased - New/Expansion 4,003 3,284 2,102 2,537 1,695 Churn 5.1% 0.8% 1.1% 0.8% 0.7% Number of Facilities 13 13 13 12 11 Number of Markets 13 12 11 11 10 investors.ironmountain.com 5

IRON MOUNTAIN
Section II - Financial Highlights and Guidance

2019 Guidance Summary (1)

	2019 Guidance (2)	Change YOY	Constant Currency Y/Y Change
Revenue	$4,200 - $4,400	(1%) - 4%	1% - 6%
Adjusted EBITDA	$1,420 - $1,530	(1%) - 7%	0% - 8%
Adjusted EPS	$1.08 - $1.18	(2%) - 7%	(1%) - 8%
AFFO (2)	$870 - $930	0% - 6%	1% - 8%

Note:
2019 Guidance assumes:

- Organic storage rental revenue growth of 1.75% - 2.5% and total organic revenue growth of 2% - 2.5%
- The impact of the adoption of lease accounting, which is expected to reduce Adjusted EBITDA by $10mm to $15mm
- Interest expense of $425mm to $435mm and normalized cash taxes of $55mm to $65mm
- Structural tax rate of 18% to 20%
- Full-year weighted average shares outstanding of ~288mm
- Real Estate and Non-Real Estate Recurring CapEx and Non-Real Estate Growth Investments of $145mm to $155mm
- Real Estate Growth Investment and Innovation of ~$175mm
- Business acquisitions of ~$150mm plus acquisitions of customer relationships and inducements of $90mm to $95mm
- Data Center development CapEx of ~$250mm

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(1) Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain's transactions, loss or gain related to the disposition of real estate and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful.
(2) AFFO 2019 Guidance excludes capital expenditures associated with Significant Acquisitions.

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Section II - Financial Highlights and Guidance Year-over-Year Organic Revenue Growth Storage Rental Revenue Growth Rates Revenue Service Revenue Total Revenue Reported 1.8% (0.1)% 1.1 % Impact of FX Rate Changes 3.3% 3.6% 3.4 % Constant Currency 5.1% 3.5% 4.5 % Less: Adjustments / (Acquisitions and Dispositions) (3.1)% (1.7)% (2.6)% Organic Revenue Growth Rate 2.0% 1.8% 1.9 % Revenue Mix 62.9% 37.1% 100.0 % investors.ironmountain.com 7

IRON MOUNTAIN
Section III - Operational Metrics

Volume


Worldwide Volume
710,000
700,000
690,000
680,000
670,000
660,000
650,000
Cubic Feet
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Records Management
Data Protection
Adjacent Businesses
Consumer and other Businesses

Worldwide Cubic Feet	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019
Records Management	678,749	676,771	680,655	684,288	685,986	687,050	689,273	691,321	696,108
Data Protection	700	717	717	719	743	742	735	753	733
Adjacent Businesses	2,365	2,382	2,533	2,664	4,248	4,468	4,474	5,537	5,392
Consumer and other Businesses	107	129	150	172	315	399	435	451	2,485
Total Physical Storage Volume	**681,921**	**679,999**	**684,056**	**687,843**	**691,291**	**692,659**	**694,917**	**698,062**	**704,717**
Business Acquisitions during the quarter (1)	2,331	1,519	2,141	3,710	3,074	1,690	2,617	2,462	4,248

(1) Business acquisitions volume acquired during the quarter included in total volume.

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IRON MOUNTAIN
Section III - Operational Metrics


Developed Markets Volume (1)
Cubic Feet
520,000
515,000
510,000
505,000
500,000
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Records Management
Data Protection
Adjacent Businesses
Consumer and other Businesses

Developed Markets Cubic Feet	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019
Records Management	512,749	513,110	513,382	511,793	510,455	508,627	507,022	506,758	507,732
Data Protection	632	646	644	644	642	636	630	635	636
Adjacent Businesses	2,365	2,382	2,533	2,664	4,248	4,468	4,474	5,537	5,392
Consumer and other Businesses	107	129	150	172	315	399	435	451	2,485
Total Physical Storage Volume	**515,853**	**516,267**	**516,710**	**515,273**	**515,659**	**514,130**	**512,561**	**513,381**	**516,244**
Business acquisitions during the quarter (2)	924	307	138	—	1,795	328	88	1,316	2,221

(1) Developed Markets includes North America and Western Europe.
(2) Business acquisitions volume acquired during the quarter included in total volume.

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Section III - Operational Metrics

Other International Volume


Cubic Feet
190,000
180,000
170,000
160,000
150,000
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Records Management
Data Protection
Adjacent Businesses

Other International Cubic Feet	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019
Records Management	166,000	163,661	167,274	172,495	175,531	178,422	182,251	184,563	188,376
Data Protection	69	71	72	75	101	106	105	118	97
Total Physical Storage Volume	**166,068**	**163,732**	**167,346**	**172,570**	**175,632**	**178,528**	**182,356**	**184,681**	**188,473**
Business Acquisitions during the quarter (1)	1,407	1,212	2,003	3,710	1,279	1,362	2,529	1,147	2,027

(1) Business acquisitions volume acquired during the quarter included in total volume.

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IRON MOUNTAIN
Section III - Operational Metrics

Quarterly Operating Performance

By Reporting Segment	Q1 Results: Q1 2019		Q1 2018		% Growth: Reported	- Impact of FX Rate Changes	= Constant Currency	+ Impact of Adjustments less Acquisitions/ Dispositions	= Organic Growth
NA Records and Information Management Business									
Storage Rental	$306,986		$304,819		0.7%	(0.5)%	1.2%	0.2%	1.4%
Service	220,394		222,024		(0.7)%	(0.5)%	(0.2)%	2.5%	2.3%
Total Revenues	$527,380		$526,843		0.1%	(0.5)%	0.6%	1.2%	1.8%
Adjusted EBITDA & Margin	**$223,683**	**42.4%**	**$225,738**	**42.8%**					
NA Data Management Business									
Storage Rental	$66,572		$69,246		(3.9)%	(0.4)%	(3.5)%	0.6%	(2.9)%
Service	30,175		30,718		(1.8)%	(0.4)%	(1.4)%	(1.8)%	(3.2)%
Total Revenues	$96,747		$99,964		(3.2)%	(0.3)%	(2.9)%	(0.1)%	(3.0)%
Adjusted EBITDA & Margin	**$50,552**	**52.3%**	**$53,852**	**53.9%**					
Western European Business									
Storage Rental	$80,695		$83,952		(3.9)%	(7.2)%	3.3%	—	3.3%
Service	48,058		50,123		(4.1)%	(7.1)%	3.0%	—	3.0%
Total Revenues	$128,753		$134,075		(4.0)%	(7.2)%	3.2%	—	3.2%
Adjusted EBITDA & Margin	**$39,209**	**30.5%**	**$43,966**	**32.8%**					
Other International Business									
Storage Rental	$129,473		$131,747		(1.7)%	(10.3)%	8.6%	(4.0)%	4.6%
Service	71,483		79,020		(9.5)%	(10.8)%	1.3%	(1.9)%	(0.6)%
Total Revenues	$200,956		$210,767		(4.7)%	(10.6)%	5.9%	(3.2)%	2.7%
Adjusted EBITDA & Margin	**$58,124**	**28.9%**	**$60,747**	**28.8%**					
Global Data Center Business									
Storage Rental	$59,718		$45,495		31.3%	(0.1)%	31.4%	(28.8)%	2.6%
Service	1,818		1,108		64.1%	(0.1)%	64.2%	(30.0)%	34.2%
Total Revenues	$61,536		$46,603		32.0%	(0.2)%	32.2%	(28.9)%	3.3%
Adjusted EBITDA & Margin	**$26,011**	**42.3%**	**$20,790**	**44.6%**					
Corporate and Other Business									
Storage Rental	$19,530		$15,890		22.9%	(1.3)%	24.2%	(17.2)%	7.0%
Service	18,961		8,316		128.0%	(11.5)%	139.5%	(123.3)%	16.2%
Total Revenues	$38,491		$24,206		59.0%	(3.9)%	62.9%	(52.8)%	10.1%
Adjusted EBITDA	**($73,074)**		**($62,078)**						
Total									
Storage Rental	$662,974		$651,149		1.8%	(3.3)%	5.1%	(3.1)%	2.0%
Service	390,889		391,309		(0.1)%	(3.6)%	3.5%	(1.7)%	1.8%
Total Revenues	$1,053,863		$1,042,458		1.1%	(3.4)%	4.5%	(2.6)%	1.9%
Adjusted EBITDA & Margin	**$324,506**	**30.8%**	**$343,015**	**32.9%**					

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Section IV - Balance Sheets, Statements of Operations and Reconciliations Consolidated Balance Sheets 3/31/2019 12/31/2018 ASSETS Current Assets: Cash and Cash Equivalents $161,475 $165,485 Accounts Receivable, Net 837,521 846,889 Other Current Assets 210,854 195,740 Total Current Assets $1,209,850 $1,208,114 Property, Plant and Equipment: Property, Plant and Equipment $7,738,705 $7,600,949 Less: Accumulated Depreciation (3,213,122) (3,111,392) Property, Plant and Equipment, Net $4,525,583 $4,489,557 Other Assets, Net: Goodwill $4,465,378 $4,441,030 Customer Relationships, Customer Inducements and Data Center Lease-Based Intangibles 1,495,338 1,506,522 Operating Lease Right-of-use Assets 1,791,536 — Other 201,678 207,024 Total Other Assets, Net $7,953,930 $6,154,576 Total Assets $13,689,363 $11,852,247 LIABILITIES AND EQUITY Current Liabilities: Current Portion of Long-term Debt $125,142 $126,406 Accounts Payable 283,709 318,765 Accrued Expenses and Other Current Liabilities 839,968 752,684 Deferred Revenue 266,314 264,823 Total Current Liabilities $1,515,133 $1,462,678 Long-term Debt, Net of Current Portion 8,365,737 8,016,417 Long-term Operating Lease Liabilities 1,656,659 — Other Long-term Liabilities (1) 391,100 487,563 Total Long-term Liabilities $10,413,496 $8,503,980 Total Liabilities $11,928,629 $9,966,658 Equity Total Stockholders' Equity 1,759,401 1,884,180 Noncontrolling Interests 1,333 1,409 Total Equity $1,760,734 $1,885,589 Total Liabilities and Equity $13,689,363 $11,852,247 (1) Includes redeemable noncontrolling interests of $73.1mm and $70.5mm as of March 31, 2019 and December 31, 2018, respectively. investors.ironmountain.com 12

IRON MOUNTAIN
Section IV - Balance Sheets, Statements of Operations and Reconciliations

Consolidated Statements of Operations

	Q1 2019	Q1 2018	% Change
Revenues:			
Storage Rental	$662,974	$651,149	1.8 %
Service	390,889	391,309	(0.1)%
Total Revenues	**$1,053,863**	**$1,042,458**	**1.1 %**
Operating Expenses:			
Cost of Sales (excluding Depreciation and Amortization) (1)	$461,544	$448,721	2.9 %
Selling, General and Administrative (2)	270,559	269,730	0.3 %
Depreciation and Amortization	162,483	160,578	1.2 %
Loss (Gain) on Disposal/Write-Down of PP&E, Net	602	(1,130)	n/a
Total Operating Expenses	**$895,188**	**$877,899**	**2.0 %**
Operating Income (Loss)	**$158,675**	**$164,559**	**(3.6)%**
Interest Expense, Net	102,436	97,626	4.9 %
Foreign Currency Transaction Loss / (Gain)	17,698	21,785	(18.8)%
Other (Income) Expense, Net	(2,488)	(1,634)	52.3 %
Income (Loss) before Provision (Benefit) for Income Taxes	**$41,029**	**$46,782**	**(12.3)%**
Provision (Benefit) for Income Taxes	10,553	1,168	n/a
Income (Loss) from Continuing Operations	**$30,476**	**$45,614**	**(33.2)%**
(Loss) Income from Discontinued Operations, Net of Tax	(24)	(462)	(94.8)%
Net Income (Loss)	$30,452	$45,152	(32.6)%
Less: Net Income (Loss) Attributable to Noncontrolling Interests	891	468	90.5 %
Net Income (Loss) Attributable to Iron Mountain Incorporated	**$29,561**	**$44,684**	**(33.8)%**
Earnings (Losses) per Share - Basic:			
Income (Loss) from Continuing Operations	$0.10	$0.16	(37.5)%
Total Income (Loss) from Discontinued Operations	—	—	n/a
Net Income (Loss) Attributable to Iron Mountain Incorporated	**$0.10**	**$0.16**	**(37.5)%**
Earnings (Losses) per Share - Diluted:			
Income (Loss) from Continuing Operations	$0.10	$0.16	(37.5)%
Total Income (Loss) from Discontinued Operations	—	—	n/a
Net Income (Loss) Attributable to Iron Mountain Incorporated	**$0.10**	**$0.16**	**(37.5)%**
Weighted Average Common Shares Outstanding - Basic	286,528	285,259	0.4 %
Weighted Average Common Shares Outstanding - Diluted	287,492	285,993	0.5 %

(1) Includes Significant Acquisition Costs of $0.9mm and $0.3mm in Q1 2019 and Q1 2018, respectively.
(2) Includes Significant Acquisition Costs of $1.8mm and $18.7mm in Q1 2019 and Q1 2018, respectively.

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Section IV - Balance Sheets, Statements of Operations and Reconciliations Reconciliation of Income from Continuing Operations to Adjusted EBITDA Q1 2019 Q1 2018 % Change Income from Continuing Operations $30,476 $45,614 (33.2)% Add / (Deduct): Provision (Benefit) for Income Taxes 10,553 1,168 n/a Foreign Currency Transaction Loss / (Gain) 17,698 21,785 (18.8)% Other (Income) Expense, Net (1) (2,488) (1,634) 52.3 % Interest Expense, Net 102,436 97,626 4.9 % Loss (Gain) on Disposal/Write-Down of PP&E, Net 602 (1,130) n/a Depreciation and Amortization 162,483 160,578 1.2 % Significant Acquisition Costs 2,746 19,008 (85.6)% Adjusted EBITDA $324,506 $343,015 (5.4)% (1) Excludes realized and unrealized FX (gains) losses. investors.ironmountain.com 14

Section IV - Balance Sheets, Statements of Operations and Reconciliations Reconciliation of Reported Earnings per Share to Adjusted Earnings per Share Q1 2019 Q1 2018 % Change Reported EPS - Fully Diluted from Continuing Operations $0.10 $0.16 (37.5)% Add / (Deduct): Income (Loss) Attributable to Noncontrolling Interests 0.00 0.00 Foreign Currency Transaction Loss / (Gain) 0.06 0.08 Other (Income) Expense, Net (0.01) (0.01) Loss (Gain) on Disposal/Write-Down of PP&E, Net 0.00 0.00 Significant Acquisition Costs 0.01 0.07 Tax Impact of Reconciling Items and Discrete Tax Items (1) 0.00 (0.05) Adjusted EPS - Fully Diluted from Continuing Operations $0.17 $0.24 (29.2)% (1) The difference between our effective tax rates and our structural tax rate (or adjusted effective tax rates) for the three months ended March 31, 2019 and 2018, respectively, is primarily due to (i) the reconciling items above, which impact our reported income (loss) from continuing operations before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) for income taxes and (ii) other discrete tax items. Our structural tax rate for purposes of the calculation of Adjusted EPS for the three months ended March 31, 2019 and 2018 was 18.9% and 19.5%, respectively. investors.ironmountain.com 15

Section IV - Balance Sheets, Statements of Operations and Reconciliations Reconciliation of Net Income Attributable to IRM to FFO and AFFO Q1 2019 Q1 2018 % Change Net Income $30,452 $45,152 (32.6)% Add / (Deduct): Real Estate Depreciation (1) 73,079 69,533 Loss (Gain) on Sale of Real Estate, Net of Tax — — Data Center Lease-Based Intangible Asset Amortization (2) 12,609 10,838 FFO (Nareit) $116,140 $125,523 (7.5)% Add / (Deduct): Loss (Gain) on Disposal/Write-Down of PP&E, Net 602 (1,130) Foreign Currency Transaction Loss / (Gain) 17,698 21,785 Other (Income) Expense, Net (2,488) (1,634) Tax Impact of Reconciling Items and Discrete Tax Items (3) (709) (15,379) Loss (Income) from Discontinued Operations, Net of Tax 24 462 Real Estate Financing Lease Depreciation 3,504 3,446 Significant Acquisition Costs 2,746 19,008 FFO (Normalized) $137,517 $152,081 (9.6)% Per Share Amounts (Fully Diluted Shares) FFO (Nareit) $0.40 $0.44 (9.1)% FFO (Normalized) $0.48 $0.53 (9.4)% Weighted Average Common Shares Outstanding - Basic 286,528 285,259 0.4 % Weighted Average Common Shares Outstanding - Diluted 287,492 285,993 0.5% (1) Includes depreciation expense related to owned real estate assets (land improvements, buildings, building improvements, leasehold improvements and racking), excluding depreciation related to real estate financing leases. (2) Includes amortization expense for Data Center In-Place Lease Intangible Assets and Data Center Tenant Relationship Intangible Assets. (3) Represents the tax impact of (i) the reconciling items above, which impact our reported income (loss) from continuing operations before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) for income taxes and (ii) other discrete tax items. investors.ironmountain.com 16

IRON MOUNTAIN
Section IV - Balance Sheets, Statements of Operations and Reconciliations

Reconciliation of Net Income Attributable to IRM to FFO and AFFO (Continued)

	Q1 2019	Q1 2018	% Change
FFO (Normalized)	**$137,517**	**$152,081**	**(9.6)%**
Add / (Deduct):			
Non-Real Estate Depreciation	38,028	40,453	
Amortization Expense (1)	31,317	32,721	
Amortization of Deferred Financing Costs	4,108	3,553	
Revenue Reduction Associated with Amortization of Permanent Withdrawal Fees and Above - and Below-Market Leases	3,645	3,664	
Non-Cash Rent Expense (Income)	(617)	(1,258)	
Stock-based Compensation Expense	8,519	7,384	
Reconciliation to Normalized Cash Taxes	(3,879)	5,948	
Less:			
Non-Real Estate Growth Investment (2)	9,406	7,651	
Real Estate, Data Center and Non-Real Estate Recurring CapEx	15,833	15,392	
AFFO	**$193,399**	**$221,503**	**(12.7)%**

(1) Includes Customer Relationship Value, intake costs, acquisition of customer relationships, and other intangibles. Excludes amortization of capitalized commissions of $3.9mm and $3.6mm in Q1 2019 and Q1 2018, respectively.
(2) Non-Real Estate Growth Investment (i) excludes integration CapEx included in Significant Acquisition Costs of $1.9mm in Q1 2018, and (ii) includes Non-Real Estate Growth Investment associated with the Global Data Center Business segment of $0.6mm and $1.3mm in Q1 2019 and Q1 2018, respectively.

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Section IV - Balance Sheets, Statements of Operations and Reconciliations Reconciliation of Cash Flow from Operations to AFFO Q1 2019 Q1 2018 % Change Cash Flow from Operating Activities-Continuing Operations $117,067 $91,568 27.8 % Adjust for: Tax Impact of Reconciling Items and Discrete Tax Items Net of Deferred Tax (2,132) (14,992) (85.8)% Reconciliation to Normalized Cash Taxes (3,879) 5,948 n/a Significant Acquisition Costs 2,746 19,008 (85.6)% Working Capital Adjustments (1) 105,895 151,238 (30.0)% Non-Real Estate Growth Investment CapEx (2) (9,406) (7,651) 22.9 % Real Estate, Data Center and Non-Real Estate Recurring CapEx (15,833) (15,392) 2.9 % Amortization of Capitalized Commissions (3,946) (3,587) 10.0 % Other and FX 2,887 (4,637) n/a AFFO $193,399 $221,503 (12.7)% (1) Working capital adjustments in Q1 2019 are driven primarily by changes in accruals for employee incentives, interest payable, accounts payable, and tax receivable, offset by changes in deferred revenue. (2) Non-Real Estate Growth Investment (i) excludes integration CapEx included in Significant Acquisition Costs of $1.9mm in Q1 2018, and (ii) includes Non-Real Estate Growth Investment associated with the Global Data Center Business segment of $0.6mm and $1.3mm in Q1 2019 and Q1 2018, respectively. investors.ironmountain.com 18

IRON MOUNTAIN
Section V - Storage and Service Reconciliation

Storage and Service Reconciliation

	Q1 2019	Q1 2018	% Change
Total Storage Revenue	**$662,974**	**$651,149**	**1.8 %**
Add: Permanent Withdrawal Fees	$6,492	$6,185	5.0 %
Adjusted Storage Revenue	**$669,466**	**$657,334**	**1.8 %**
Total Service Revenue	**$390,889**	**$391,309**	**(0.1)%**
Less: Permanent Withdrawal Fees	6,492	6,185	5.0 %
Adjusted Service Revenue	**$384,397**	**$385,124**	**(0.2)%**
Storage Cost of Sales (COS)			
Storage COS Excluding Rent	$98,522	$90,618	8.7 %
Storage Rent	83,177	77,479	7.4 %
Total Storage COS	**$181,699**	**$168,097**	**8.1 %**
Service Cost of Sales (COS)			
Service COS Excluding Rent	$275,794	$276,961	(0.4)%
Service Rent	3,154	3,367	(6.3)%
Total Service COS	**$278,948**	**$280,328**	**(0.5)%**
Significant Acquisition Costs Included in Cost of Sales	898	296	n/a
Total COS	**$461,544**	**$448,721**	**2.9 %**
SG&A Costs			
Storage Overhead	$43,148	$41,777	3.3 %
Service Overhead	28,057	25,865	8.5 %
Corporate Overhead	131,336	114,503	14.7 %
Significant Acquisition Costs Included in SG&A	1,848	18,712	(90.1)%
Sales and Marketing	66,170	68,873	(3.9)%
Total SG&A	**$270,559**	**$269,730**	**0.3 %**
Adjusted EBITDA			
Total Storage Adjusted EBITDA	$444,619	$447,460	(0.6)%
Total Service Adjusted EBITDA	77,392	78,931	(1.9)%
Less: Corporate Overhead and Sales and Marketing	(197,505)	(183,376)	7.7 %
Total Adjusted EBITDA	**$324,506**	**$343,015**	**(5.4)%**

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IRON MOUNTAIN
Section V - Storage and Service Reconciliation

Storage Net Operating Income (NOI)

	Q1 2019	Q1 2018	% Change
Total Storage Rental Revenue	$662,974	$651,149	1.8 %
Terminations/Permanent Withdrawal Fees	6,492	6,185	5.0 %
Total Revenue from Adjusted Storage Rental Activities	**$669,466**	**$657,334**	**1.8 %**
Less: Storage Rental Expenses			
Facility Costs	$168,557	$152,348	10.6 %
Storage Rental Labor	7,208	5,803	24.2 %
Other Storage Rental Expenses	5,934	9,946	(40.3)%
Storage Cost of Sales	**$181,699**	**$168,097**	**8.1 %**
Allocated Overhead (1)	43,148	41,777	3.3 %
Total Storage Rental Expenses	**$224,847**	**$209,874**	**7.1 %**
Storage Gross Profit	**$487,767**	**$489,237**	**(0.3)%**
Storage Gross Margin	72.9%	74.4%	-160 bps
Total Storage Adjusted EBITDA	**$444,619**	**$447,460**	**(0.6)%**
Total Storage Adjusted EBITDA Margin	66.4%	68.1%	-170 bps
Storage Rent	$83,177	$77,479	7.4 %
Storage Net Operating Income	**$527,796**	**$524,939**	**0.5 %**
Storage Net Operating Income Margin	78.8%	79.9%	-100 bps

Service Business Detail

	Q1 2019	Q1 2018	% Change
Total Service Revenue	$390,889	$391,309	(0.1)%
Less: Terminations/Permanent Withdrawal Fees	6,492	6,185	5.0 %
Adjusted Service Revenue	**$384,397**	**$385,124**	**(0.2)%**
Less: Service Expenses			
Facility Costs	$9,920	$9,764	1.6 %
Service Labor	198,083	204,538	(3.2)%
Other Service Expenses	70,945	66,026	7.5 %
Service Cost of Sales	**$278,948**	**$280,328**	**(0.5)%**
Allocated Overhead (1)	28,057	25,865	8.5 %
Total Service Expenses	**$307,005**	**$306,193**	**0.3 %**
Total Service Gross Profit	**$105,449**	**$104,796**	**0.6 %**
Total Service Gross Margin	27.4%	27.2%	20 bps
Total Service Adjusted EBITDA	**$77,392**	**$78,931**	**(1.9)%**
Total Service Adjusted EBITDA Margin	20.1%	20.5%	-40 bps
Service Rent	3,154	3,367	(6.3)%
Total Service Adjusted EBITDAR	**$80,546**	**$82,298**	**(2.1)%**
Total Service Adjusted EBITDAR Margin	21.0%	21.4%	-40 bps

(1) Refer to page 18 and Appendix for overhead allocations and definitions.

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IRON MOUNTAIN
Section VI - Real Estate Metrics

Global Real Estate Portfolio and Lease Obligations

	Global Real Estate Portfolio (1)					
	Owned Facilities		Leased Facilities (2)		Total	
	Buildings	Sq. Ft.	Buildings	Sq. Ft.	Buildings	Sq. Ft.
Total as of 12/31/2018 (3)	313	28,885	1,140	60,992	1,453	89,877
Additions & Expansions	1	708	43	1,622	44	2,332
Dispositions & Move Outs	—	—	22	601	22	603
Total as of 03/31/2019 (4)	**314**	**29,592**	**1,161**	**62,013**	**1,475**	**91,605**
Total %	***21.3%***	***32.3%***	***78.7%***	***67.7%***		

Top Five Markets Owned, United States (in Sq. Ft.)

Northern New Jersey	2,086
Boston	1,428
Chicago	1,282
Los Angeles	1,040
Dallas	1,023

Top Five Markets Owned, International (in Sq. Ft.)

Paris, France	807
London, UK	695
Montreal, Canada	552
Bueños Aires, Argentina	470
Mexico City, Mexico	452

Facility Lease Expirations (5) (% of total square feet subject to lease)


5.7%
5.4%
5.9%
4.4%
3.4%
3.7%
5.5%
3.2%
3.9%
2.8%
4.2%
51.8%
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
Thereafter

Weighted Average Remaining Lease Obligation: 11.2 Years

(1) Includes real estate held in consolidated joint ventures.
(2) Out of the 43 leased building additions and expansions, 28 were the result of acquiring leases in business acquisitions and leased buildings related to acquisitions of customer relationships.
(3) Reflects adjustments to previous periods due to refinements to real estate basis.
(4) Includes 8 owned data center facilities and 5 leased data center facilities with 2.3mm Sq.Ft. and 0.6mm Sq. Ft., respectively.
(5) Includes financing and operating lease obligations.

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IRON MOUNTAIN
Section VII - Data Center Customer and Portfolio Metrics

Data Center Customer Lease Expiration

Year	Number of Leases Expiring	Total MW Expiring	Percentage of Total MW	Annualized TCV Rent Expiring	Percentage of TCV Annualized Rent
2019	429	10.4	10.6%	$36,437	15.2%
2020	376	15.0	15.2%	46,622	19.4%
2021	334	23.1	23.4%	56,984	23.8%
2022	101	6.4	6.4%	13,874	5.8%
2023	39	8.2	8.3%	15,626	6.5%
2024	10	4.0	4.1%	11,176	4.7%
2025	15	6.6	6.7%	21,649	9.0%
Thereafter	15	25.1	25.4%	37,340	15.6%
Total	**1,319**	**98.8**	**100.0%**	**$239,709**	**100.0%**

WALE: **3.51 years**

Data Center Leasing Activity Summary

	Transaction Count	MRR	kW	$/ kW / Month
New/expansion leases signed (1)	70	$447,234	4,003	$112
Commenced leases	82	391,409	2,160	181
Renewed leases	55	784,777	3,374	233
Churn	5.1%			

Green Power Pass launch

- Easiest, fastest, and lowest-cost way for data center users to reduce their reportable greenhouse gas emissions.
- New product is available to any IMDC customer, regardless of size, at any Iron Mountain data center across the globe.

2019 Data Center Solutions (DCS) Awards

DCS Awards recognize excellence and innovation to designers, suppliers and providers in the data center industry in Europe:

- Data Center Energy Efficiency Project of the Year
- Data Center Hosting/Co-Location Supplier of the Year
- Excellence in Data Center Service Award

(1) Includes 1.6 Megawatts of powered shell.

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IRON MOUNTAIN
Section VII - Data Center Customer and Portfolio Metrics

Data Center Operating Portfolio

Geographic Region	Leased % by MW	Leasable MW	Total Potential MW
Stabilized Properties:			
Boyers and Other	89.1%	12.9	24.4
Phoenix	92.1%	44.6	109.4
Denver	71.9%	10.6	16.2
New Jersey	100.0%	12.4	30.0
Northern Virginia	100.0%	3.0	55.5
Amsterdam	94.5%	10.8	34.5
London	100.0%	3.2	8.9
Singapore	100.0%	1.0	5.5
Total Stabilized Properties	**91.4%**	**98.3**	**284.4**
Pre-Stabilized Properties:			
Northern Virginia	31.4%	4.5	4.5
Total Pre-Stabilized Properties	**31.4%**	**4.5**	**4.5**
Total Operating Portfolio	**88.8%**	**102.8**	**288.9**

Data Center Development Activity

Project/Facilities	MW Under Construction	% Pre-Leased	Investment in Q1 2019 ($M)	Total Expected Investment ($M)	Total Inv. NOI Yield %	Expected Completion	Expected Stabilization	MW Held for Development
Data Center Expansion								
Amsterdam	1.9	37.1%	$11.0	$38.7		Q3 2019	Q4 2020	1.9
London	1.9	21.0%	14.1	29.5		Q3 2019	Q2 2020	3.8
New Jersey	1.4	81.5%	2.5	10.0		Q2 2019	Q3 2019	16.2
Singapore	1.5	—%	10.1	15.6		Q3 2019	Q2 2020	3.0
Northern Virginia	—	—%	—	—				3.0
All Other Facilities	—	—%	—	—				17.4
Total Expansion	**6.7**	**33.7%**	**$37.7**	**$93.8**				**45.3**
New Development								
Phoenix Phase 2	4.0	—%	$32.9	$116.1		Q3 2019	Q3 2020	60.8
Amsterdam	—	—%	—	—				20.0
Chicago	—	—%	—	—				36.0
Frankfurt	—	—%	—	—				21.0
Northern Virginia	—	—%	—	—				49.5
Total New Development	**4.0**	**—%**	**$32.9**	**$116.1**				**187.1**
Total Development	**10.7**	**21.1%**	**$70.6**	**$209.9**				**232.4**

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Section VIII - Capitalization and Debt Schedule Capitalization Senior Credit Facility Total Market Capitalization Capacity $1,987,500 # of Shares Outstanding 286,830 Outstanding $1,377,071 Share Price as of 3/31/2019 $35.75 Letters of Credit $37,266 Total Equity Value $10,254,167 Remaining Capacity $573,163 Net Debt (1) $8,412,672 Interest Rate Spread (Prime) 0.75% Total Market Capitalization $18,666,839 Interest Rate Spread (LIBOR) 1.75% Net Debt to Total Market Capitalization 45% Weighted Average Interest Rate 3.98% Adj. EBITDA to Interest Expense Ratio 3.2x Maturity Date 6/4/2023 Total Market Capitalization to Adjusted EBITDA Ratio 12.8x Lease-Adjusted Leverage Ratio 5.8x Credit Ratings S&P Moody's Corporate/ Senior Unsecured BB- Ba3 Senior Credit Facility BB Ba3 Senior Subordinated B B2 Outlook Stable Negative Date of last action 3/26/2019 12/13/2017 Total Debt Weighted Average Rates Weighted Average Interest 4.9% Weighted Average Maturity 5.8 Years USD denominated debt 77.4% Total Borrowings Maturity Schedule (MM) (3) (1) Net debt is calculated as current portion of long-term debt of $125.1mm plus long-term debt net of current portion of $8,365.7mm plus deferred financing costs of $83.3mm less cash and cash equivalents of $161.5mm. (2) Adjusting to include financing lease and other international borrowings yields a ratio of 71% fixed and 29% floating. (3) Excludes Deferred Financing Costs, Financing Leases, Notes Payable and Other. (4) Includes UK Bilateral Facility. (5) Includes $350M Term Loan B interest rate swap from floating to fixed which expires in 2022. investors.ironmountain.com 24

Section IX - Capital Expenditure and Acquisitions Capital Expenditures and Investments Q1 2019 Q1 2018 % Change Capital Expenditures (1) Growth Investment: Real Estate (2) $14,836 $21,207 (30.0)% Non-Real Estate 8,825 8,309 6.2 % Data Center (3) 131,078 14,770 n/a Innovation 4,781 2,193 n/a Total Growth Investment $159,520 $46,479 n/a Recurring: Real Estate $10,699 $8,999 18.9 % Non-Real Estate 4,496 5,961 (24.6)% Data Center 662 426 55.4 % Total Recurring $15,857 $15,386 3.1 % Total Growth Investment and Recurring Capital Expenditures $175,377 $61,865 n/a Net Change in Prepaid and Accrued Capital Expenditures and Financing Leases 9,388 33,740 (72.2)% Total Cash Paid for Growth Investment and Recurring Capital Expenditures $184,765 $95,605 93.3% (1) Includes integration CapEx included in Significant Acquisition Costs of $1.2mm and $1.9mm in Q1 2019 and Q1 2018, respectively. (2) Includes land, buildings, improvements, and racking structures. (3) Includes Non-Real Estate Investment associated with the Global Data Center Business segment of $0.6mm and $1.3mm in Q1 2019 and Q1 2018, respectively. investors.ironmountain.com 25

Section IX - Capital Expenditure and Acquisitions Business Acquisitions Q1 2019 Q1 2018 % Change Business Acquisitions Business Acquisitions (Excluding Data Centers) $21,530 $7,761 n/a Change in Business Acquisition Accruals and Cash Acquired 17,893 4,688 n/a Cash Paid for Acquisitions, Net of Cash Acquired, Excluding Data Centers $39,423 $12,449 n/a Data Center Acquisitions Cash Consideration — 1,416,525 n/a Total Data Center Acquisitions — 1,416,525 n/a Total Cash Paid for Acquisitions, Net of Cash Acquired $39,423 $1,428,974 (97.2)% Customer Acquisitions Q1 2019 Q1 2018 % Change Customer Acquisitions Acquisition of Customer Relationships $33,862 $11,121 n/a Customer Inducements 2,817 130 n/a Contract Fulfillment Costs (1) 41,161 5,314 n/a Total Acquisition of Customer Relationships, Customer Inducements, and Contract Fulfillment Costs $77,840 $16,565 n/a Change in Customer Acquisition Accruals (9,928) 1,481 n/a Total Cash Paid for Acquisition of Customer Relationships, Customer Inducements, and Contract Fulfillment Costs $67,912 $18,046 n/a (1) Includes $30.9mm in Q1 2019 associated with the execution of future customer contracts relating to the IO Acquisition. investors.ironmountain.com 26

Section X - Appendix and Definitions Non-GAAP Measures and Definitions Non-GAAP measures are supplemental metrics designed to enhance our disclosures and to provide additional information that we believe to be important for investors to consider when evaluating our financial performance. These non-GAAP measures should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with accounting principles generally accepted in the United States of America (“GAAP”), such as operating income, income (loss) from continuing operations, net income (loss) or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). Adjusted Earnings Per Share, or Adjusted EPS Adjusted EPS is defined as reported earnings per share fully diluted from continuing operations excluding: (i) (gain) loss on disposal/write-down of property, plant and equipment (including real estate), net; (ii) intangible impairments; (iii) other (income) expense, net (which includes foreign currency transaction (gains) losses, net); (iv) Significant Acquisition Costs; and (v) the tax impact of reconciling items and discrete tax items. Adjusted EPS includes income (loss) attributable to noncontrolling interests. We do not believe these excluded items to be indicative of our ongoing operating results, and they are not considered when we are forecasting our future results. We believe Adjusted EPS is of value to our current and potential investors when comparing our results from past, present and future periods. Adjusted EBITDA and Adjusted EBITDA Margin Adjusted EBITDA is defined as income (loss) from continuing operations before interest expense, net, provision (benefit) for income taxes, depreciation and amortization, and also excludes certain items that we believe are not indicative of our core operating results, specifically: (i) (gain) loss on disposal/write-down of property, plant and equipment (including real estate), net; (ii) intangible impairments; (iii) other (income) expense, net (which includes foreign currency transaction (gains) losses, net); and (iv) Significant Acquisition Costs. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by total revenues. We use multiples of current or projected Adjusted EBITDA in conjunction with our discounted cash flow models to determine our estimated overall enterprise valuation and to evaluate acquisition targets. We believe Adjusted EBITDA and Adjusted EBITDA Margin provide our current and potential investors with relevant and useful information regarding our ability to generate cash flow to support business investment. These measures are an integral part of the internal reporting system we use to assess and evaluate the operating performance of our business. Adjusted EBITDA excludes both interest expense, net and the provision (benefit) for income taxes. These expenses are associated with our capitalization and tax structures, which we do not consider when evaluating the operating profitability of our core operations. Finally, Adjusted EBITDA does not include depreciation and amortization expenses, in order to eliminate the impact of capital investments, which we evaluate by comparing capital expenditures to incremental revenue generated and as a percentage of total revenues. Adjusted EBITDA and Adjusted EBITDA Margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, income (loss) from continuing operations, net income (loss) or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). Adjusted Funds From Operations, or AFFO AFFO is defined as FFO (Normalized) excluding non-cash rent expense or income plus depreciation on non-real estate assets, amortization expense associated with customer relationship value (CRV), intake costs, acquisitions of customer relationships and other intangibles, and excluding amortization expense associated with capitalized internal commissions, amortization of deferred financing costs, revenue reduction associated with amortization of permanent withdrawal fees and above-and below-market data center leases, stock-based compensation expense and the impact of reconciling to normalized cash taxes, less recurring capital expenditures and non-real estate growth investments (on a cash basis), excluding Significant Acquisition Capital Expenditures. We believe AFFO is a useful measure in determining our ability to generate excess cash that may be used for reinvestment in the business, discretionary deployment in investments such as real estate or acquisition opportunities, returning capital to our stockholders and voluntary prepayments of indebtedness. Additionally AFFO is reconciled to cash flow from operations to adjust for real estate and REIT tax adjustments, Significant Acquisition Costs and other non-cash expenses. AFFO does not include adjustments for customer inducements, acquisition of customer relationships and investment in innovation as we consider these expenditures to be growth related. Adjusted Gross Profit Adjusted Gross Profit is defined as Operating Income (loss) excluding: (i) depreciation and amortization; (ii) (gain) loss on disposal/write-down of property plant and equipment, net; (iii) intangible impairments; (iv) selling general and administrative expenses; and (v) Significant Acquisition Costs within cost of sales. Funds From Operations, or FFO (Nareit), and FFO (Normalized) Funds from operations (“FFO”) is defined by the National Association of Real Estate Investment Trusts ("Nareit") and us as net income (loss) excluding depreciation on real estate assets, gains on sale of real estate, net of tax and amortization of data center leased-based intangibles ("FFO (Nareit)"). FFO (Nareit) does not give effect to real estate depreciation because these amounts are computed, under GAAP, to allocate the cost of a property over its useful life. Because values for well-maintained real estate assets have historically increased or decreased based upon prevailing market conditions, we believe that FFO (Nareit) provides investors with a clearer view of our operating performance. Our most directly comparable GAAP measure to FFO (Nareit) is net income (loss). Although Nareit has published a definition of FFO, modifications to FFO (Nareit) are common among REITs as companies seek to provide financial measures that most meaningfully reflect their particular business. Our definition of FFO (Normalized) excludes certain items included in FFO (Nareit) that we believe are not indicative of our core operating results, specifically: (i) (gain) loss on disposal/write-down of property, plant and equipment (including real estate), net; (ii) intangible impairments; (iii) other expense (income), net (which includes foreign currency transaction (gains) losses, net); (iv) real estate financing lease depreciation; (v) Significant Acquisition Costs; (vi) the tax impact of reconciling items and discrete tax items; (vii) loss (income) from discontinued operations, net of tax; and (viii) loss (gain) on sale of discontinued operations, net of tax. FFO (Normalized) per share FFO (Normalized) divided by weighted average fully-diluted shares outstanding. Service Adjusted EBITDA investors.ironmountain.com 27

Section X - Appendix and Definitions Service Adjusted EBITDA is calculated by taking service revenues excluding terminations and permanent withdrawals less direct expenses and overhead allocated to the service business. Terminations and permanent withdrawals are excluded from this calculation as they are included in the Storage NOI calculation. Service Adjusted EBITDAR Service Adjusted EBITDA as defined above, excluding rent expense associated with the service business. This is provided to enable valuation of Service Adjusted EBITDA irrespective of whether the company’s properties are leased or owned. Related rent expense is provided in the Components of Value slide. Storage Adjusted EBITDA Storage Adjusted EBITDA is calculated by taking storage revenues including terminations and permanent withdrawal fees less direct expenses and overhead allocated to the storage business. Other Definitions Business Segments North American Records and Information Management Business (“RIM”): Our North American Records and Information Management Business segment includes three distinct offerings. First, we provide records and information management storage and related services, including the storage of physical records, including media such as microfilm and microfiche, film, X-rays and blueprints, including healthcare information services, vital records services, service and courier operations, and the collection, handling and disposal of sensitive documents for customers (“Records Management”) throughout the United States and Canada. Second, this segment includes certain services related to Records Management, including secure shredding operations, which typically include the scheduled pick-up of loose office records that customers accumulate in specially designed secure containers we provide. Secure shredding, which involves the shredding of sensitive documents for customers that, in many cases, store their records with us, is a natural extension of our hard copy records management operations and completes the lifecycle of a record. Complementary to our shredding operations is the sale of the resultant waste paper to third-party recyclers. Through a combination of plant-based shredding operations and mobile shredding units consisting of custom built trucks, we are able to offer secure shredding services to our customers throughout the United States and Canada. The third offering, Information Governance and Digital Solutions ("IGDS"), develops, implements and supports comprehensive storage and information management solutions for the complete lifecycle of our customers‘ information, including the management of physical records, document conversion and digital storage in the United States and Canada. North American Data Management Business (“DM”) – Our North American Data Management Business segment provides storage and rotation of backup computer media as part of corporate disaster recovery plans, including service and courier operations (“Data Protection & Recovery”); server and computer backup services; and related services offerings, including our Iron Mountain Iron Cloud solution, (collectively, "Data Management"). Western European Business – Our Western European Business segment provides Records Management, Data Management and IGDS throughout Austria, Belgium, France, Germany, Ireland, the Netherlands, Spain, Switzerland and the United Kingdom. Other International Business – Our Other International Business segment provides Records Management, Data Management and IGDS throughout the remaining European countries in which we operate, as well as the countries in which we operate in Latin America, Asia, the Middle East and Africa. Global Data Center Business – Our Global Data Center Business segment provides enterprise-class data center facilities to protect mission-critical assets and ensure the continued operation of our customers’ IT infrastructure, with secure and reliable colocation and wholesale options. Corporate and Other Business – Our Corporate and Other Business segment primarily consists of the storage, safeguarding and electronic or physical delivery of physical media of all types and digital content repository systems to house, distribute, and archive key media assets, primarily for entertainment and media industry clients (“Entertainment Services”), throughout the United States, Canada, France, China - Hong Kong S.A.R., the Netherlands and the United Kingdom, and our fine art storage businesses and consumer storage businesses in the United States, Canada, Europe and China - Hong Kong S.A.R. These businesses represent the primary offerings of our Adjacent Businesses operating segment. Additionally, our Corporate and Other Business segment includes costs related to executive and staff functions, including finance, human resources and IT, which benefit the enterprise as a whole. Our Corporate and Other Business segment also includes stock-based employee compensation expense associated with all stock options, restricted stock units, performance units and shares of stock issued under our employee stock purchase plan. Capital Expenditures and Investments – Our business requires capital expenditures to support our expected storage rental revenue and service revenue growth and ongoing operations, new products and services and increased profitability. The majority of our capital goes to support business line growth and our ongoing operations. Additionally, we invest capital to acquire or construct real estate. We also expend capital to support the development and improvement of products and services and projects designed to increase our profitability. These expenditures are generally relatively small and discretionary in nature. We categorize our capital expenditures as follows: Growth Investment: investors.ironmountain.com 28

Section X - Appendix and Definitions Real Estate – Expenditures primarily related to investments in land, buildings, building improvements, leasehold improvements and racking structures to grow our revenues or achieve operational efficiencies. Non-Real Estate - Expenditures that support the growth of our business, and/or increase our profitability, such as customer-inventory technology systems, security upgrades or system enhancements. Data Center - Expenditures primarily related to investments in new construction of data center facilities (including the acquisition of land and development of facilities) or capacity expansion in existing buildings. Innovation - Discretionary capital expenditures in significant new products and services in new, existing or AB opportunities. Recurring: Real Estate – Expenditures primarily related to the replacement of components of real estate assets such as buildings, building improvements, leasehold improvements and racking structures. Non-Real Estate – Expenditures primarily related to the replacement of customer-facing assets such as containers and shred bins, warehouse equipment, fixtures, computer hardware, or third-party or internally-developed software assets. Data Center – Expenditures related to the upgrade or re-configuration of existing data center assets. Components of Overhead Allocated Overhead – Includes overhead expenses directly associated with storage and service business operations allocated as follows: Field Operation Costs – Allocated to storage and service operations based on percent of revenue. Bad Debt Expenses – Allocated to storage and service operations based on percent of revenue. Transportation Costs – Allocated fully to service operations. Corporate Overhead – Includes all other overhead expenses associated with business support functions, including: Executive, Legal, Real Estate/Facilities, Accounting, Financial Performance & Analysis, Treasury, Tax, Internal Audit, M&A, Security, Procurement, HR, REIT, Other G&A, Integration Costs, IT, Product Engineering and Product Management. Customer Turnover Overhead – Overhead associated with customer acquisition and retention including Sales, Marketing and Account Management expenses. Constant Dollar Growth – The year-over-year growth rate excluding the impact of changes to foreign currency exchange rates. Constant currency growth rates are a non-GAAP measure calculated by translating the 2018 results at the 2019 constant dollar budget rates, which are set based on closing FX rates on January 4h, 2019. Customer Inducements – Represents Move Costs and Permanent Withdrawal Fees. Data Center Business Definitions Leasable MW – Represents the amount of critical power capacity available for customer use, measured in megawatts. Leased % Calculation – Calculated as the megawatts under contract divided by the leasable megawatts. Monthly Recurring Revenue (MRR) - defined as recurring contractual revenue under existing commenced customer leases, including rent, power, and other recurring data center services. Rental Churn Rate - represents data center leases which are not renewed or are terminated during the period. Rental churn is calculated based on the MRR terminated in the period, compared with total MRR at the beginning of the period. TCV – “Total Contract Value” represents total revenue contracted for active contracts through the contract term, not including renewals or extensions, but including fixed power charges. Total MW - Total amount of existing and planned critical power capacity at full build-out, measured in megawatts. WALE – “Weighted Average Lease Expiry” (in years) is calculated on a revenue basis, using annual GAAP revenue of all in-place contracts, excluding utility reimbursements. Lease-Adjusted Leverage Ratio - The calculation for this ratio is net debt including the capitalized value of lease obligations plus six times rent expenses divided by EBITDA plus rent expenses. Organic Revenue Growth - Our organic revenue growth rate, which is a non-GAAP measure, represents the year-over-year growth rate of our revenues excluding the impact of business acquisitions, divestitures and foreign currency exchange rate fluctuations. Our organic revenue growth rates includes the impact of acquisitions of customer relationships. Records Management Retention Rate – One minus the result of dividing the total number of cubic feet of records removed from inventory due to customer terminations and destructions in a one-year period by the total number of cubic feet of records in storage at the beginning of the period. Rev/NOI per Sq.Ft. - Storage revenue (or storage NOI) divided by the quarterly building sq ft average for storage products. Significant Acquisition Capital Expenditures – Represents capitalized expenditures associated with the May 2, 2016 acquisition of Recall Holdings Limited ("Recall") pursuant to the Scheme Implementation Deed, as amended with Recall (the "Recall Transaction") and the acquisition of IO Data Centers, LLC. Significant Acquisition Costs – Represents operating expenditures associated with (1) our acquisition of Recall including: (i) advisory and professional fees to complete the Recall Transaction; (ii) costs associated with the divestments required in connection with receipt of regulatory approvals in connection with the Recall transaction (including transitional services); and (iii) costs to integrate Recall with our existing operations, including moving, severance, facility upgrade, REIT conversion and system upgrade costs, as well as certain costs associated with our shared service center initiative for our finance, human resources and information technology functions; and (2) the advisory and professional fees to complete the acquisition of IO Data Centers, LLC. Service Profit and Margin – The Gross Profit and Margin attributable to the worldwide service business. Calculated as follows: Services Adjusted EBITDA investors.ironmountain.com 29

Section X - Appendix and Definitions + Allocated Overhead Expenses + Termination and Permanent Withdrawal Fees = Service Profit ($) / Total Service Revenues (including Termination and Permanent Withdrawal Fees) = Service Margin (%) Storage Net Operating Income, or Storage NOI Storage NOI is defined as revenue from rental activities (storage rental revenue, termination fees and permanent withdrawal fees) less storage rental costs. Storage rental costs include facility costs (excluding rent), storage rental labor, other storage costs and allocated overhead. Storage NOI is commonly used in the REIT industry and enables investors to understand and value the income generated from the company’s real estate. Rent expense is excluded to enable valuation of this income irrespective of whether the company’s properties are leased or owned. Related rent expense is provided in the Components of Value slide. Storage Profit and Margin – The Gross Profit and Margin attributable to the worldwide storage business. Calculated as follows: Storage Net Operating Income + Allocated Overhead Expenses - Storage Rent - Termination and Permanent Withdrawal Fees = Storage Profit ($) / Total Storage Revenues (excluding Termination and Permanent Withdrawal Fees) = Storage Margin (%) Tax Rates Effective Tax Rate – GAAP tax rate for the period calculated as tax expense or benefit for the quarter (total of current and deferred tax provisions), including discrete items, and divided by profit before tax for the period. Structural Tax Rate – Estimated tax rate for the full fiscal year based on forecasted ordinary income and forecasted tax expense/ benefit excluding any significant unusual or infrequently occurring items (i.e., discrete items) and items recognized net of tax on the financials (i.e., discontinued operations). Total Physical Storage Volume - Comprised of Iron Mountain’s comprehensive portfolio of physical storage, including Records Management hardcopy records, data protection tapes, Consumer and other Businesses, and Adjacent Businesses (Fine Art and Entertainment Services), measured on an absolute basis in cubic feet. investors.ironmountain.com 30